UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report  (Date of earliest event reported)         July 29, 2003
                                                 ------------------------------


                         eRoomSystem Technologies, Inc.
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               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)


      000-31037                                          87-0540713
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(Commission File Number)                       (IRS Employee Identification No.)


   106 East 13200 South, Draper, Utah                              84020
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 (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code        (800) 316-3070
                                                   ----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

     On July 29, 2003, Dr. Alan C. Ashton completed his term and is no longer on the Board of Directors and Compensation Committee of eRoomSystem Technologies, Inc. (the "Company"). Dr. Ashton has served on the Board of Directors of the Company since August 2000, following the Company's completion of its initial public offering. The Company is grateful to Dr. Ashton for his service. At this time, the Company has not filled the vacancy on the board resulting from such term expiration.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         eROOMSYSTEM TECHNOLOGIES, INC.
                                                      (Registrant)



Date:  July 31, 2003                     By:     /s/ David S. Harkness
                                                 ------------------------------
                                                 David S. Harkness
                                                 Chief Executive Officer,
                                                 President and Chairman